Exhibit 10.10

THIRD AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY
“Client”

THIS THIRD AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “Third Amendment”) is entered into this 29th day of January 2014, (the “Third Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010, (hereinafter the “WSA”) as amended by the first amendment to the WSA dated the 7th October 2010, (hereinafter the “First Amendment”) and as amended by the second amendment to the WSA dated 11th January 2013, (hereinafter the “Second Amendment”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”),

WHEREAS, the Client has been made aware during several meetings between the Parties, that there have been interruptions in the electrical power supply to the System, which have resulted in a loss of production of Product Water.

WHEREAS, the Parties have agreed that in the event there is an unavailability of power necessary to perform the Operations, which results in a decrease in the water production of Product Water, then the Supplier will use reasonable efforts to supply the Client with additional Product Water and to assist the Client in finding a solution to such interruption subject to the terms and conditions contained herein.

WHEREAS, the Parties now wish to amend the WSA in accordance with Section 26 of the WSA to give effect to the Parties’ intention.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONS AND INTERPRETATIONS

1.1                               Capitalized terms not defined in this Third Amendment shall have the same meaning as set out in the WSA, the First Amendment and the Second Amendment where applicable.

2.              AMENDMENT TO SECTION 3 - MINIMUM PURCHASE AND DELIVERY COMMITMENTS:

2.1                               Section 3.3 is herewith added to the WSA:

“3.3                         With effect from the Third Amendment Effective Date and in accordance with Section 5.2(a) below, in the event that through no act or omission of the Supplier, the unavailability of power necessary to perform the Operations results in a decrease in the amount of Product Water produced by the System or results in a shutdown of the System, and the Supplier exercises its rights under Section 5.2(a) to invoice the Client for the loss of water production in accordance with Section 5.2(a), the Client shall settle the invoice in accordance with Section 4.4.  Further, the Supplier will use all reasonable efforts to supply the Client with Product Water above the Guaranteed Minimum Purchase during the three months immediately following the billing period that included the amount for loss of water production caused by the unavailability of power, unless such period is otherwise agreed to by the Parties in writing on a case by case basis to make up to the Client the volume of Product Water invoiced for, but not supplied, as a result of the unavailability of power.”

3.              FINAL PROVISION

3.1                               Save as amended in the manner hereinbefore stated, all other terms and conditions of the WSA, the First Amendment and the Second Amendment continue to apply without any amendments and govern this Third Amendment, and the WSA, the First Amendment and the Second Amendment shall remain in full force and effect and shall be read and construed together with this Third Amendment in the same manner as if the amendments made herein were originally contained in the WSA.

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment by their duly authorized representatives, as of the Second Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

By:	/s/John F. Curtis
Name:	JOHN CURTIS
Title:	DIRECTOR

WITNESS

WATER & SEWERAGE AUTHORITY

Name	/s/Gerard Yorke	Name:	/s/Dion Abdool

Title:	CHIEF EXECUTIVE OFFICER	Title:	CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS